UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21903
Nuveen Global Value Opportunities Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: June 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds High Level of Total Return from a Diversified Global Portfolio Primarily Invested in Equity and Debt Securities

Semi-Annual Report June 30, 2009

Nuveen Global Value Opportunities Fund JGV

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NUVEEN
Investments

Chairman’s
Letter to Shareholders

Dear Shareholder,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government’s actions are very encouraging and, more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio manager describe the strategies being used to pursue your Fund’s long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders’ concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
Robert P. Bremner
Chairman of the Nuveen Fund Board
August 24, 2009

Nuveen Investments	3

Portfolio Manager’s Comments

Nuveen Global Value Opportunities Fund (JGV)

JGV’s investment portfolio is managed by Tradewinds Global Investors, LLC, (Tradewinds), a wholly-owned subsidiary of Nuveen Investments. David Iben, Chief Investment Officer, Managing Director and Portfolio Manager at Tradewinds, is responsible for the strategy and overall portfolio management of the Fund. Dave has over 25 years of investment management experience.

(After the end of this reporting period, Tradewinds announced that Emily Alejos and Michael Hart joined Dave as members of the Fund’s portfolio management team. Emily Alejos, CFA, Managing Director and Portfolio Manager, has been a portfolio manager and senior consumer sector analyst at Tradewinds since 2007. Michael Hart, CFA, Senior Vice President and Portfolio Manager, has been a global securities analyst at Tradewinds since 2007 and a portfolio manager since 2008.)

Here Dave Iben speaks about the management strategy and performance of the Fund for the six-month period ending June 30, 2009.

What key strategies were used to manage the Fund during this reporting period?

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Fund seeks a high level of total return by investing primarily in a diversified global portfolio of value equity securities, as well as corporate and governmental debt securities, and by opportunistically using leverage, primarily via writing options and shorting a small position in equities. Our basic investment philosophy continues to be to search for good or improving business franchises around the globe whose securities are selling below what we believe to be their intrinsic value.

In the first half of 2009, the best value opportunities we found were in the securities of those businesses that were most leveraged to the growth of global economies. We continued to like materials, food, agriculture and energy stocks, all of which are positioned to benefit from increased global demand. On the fixed-income side, we decreased the Fund’s exposure to corporate bonds and increased its convertible bond positions. During the period, we continued to write covered calls on selected long equity positions to enhance cash flow and expected total return.

4	Nuveen Investments

How did the Fund perform over the six-month period?

The performance of JGV, as well as a comparative benchmark and general market index, is presented in the accompanying table.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the Performance Overview for your Fund in this report.

*	Six-month returns are cumulative; one-year returns are annualized

1	JGV’s Comparative Benchmark is comprised of 1) 80% MSCI All Country World Index: 2) 15% Barclays Capital U.S. Aggregate Bond Index, and 3) 5% Barclays Capital High Yield Index. The MSCI All Country World Index is published by Morgan Stanley Capital International, Inc. It is a free float-adjusted market capitalization index that is designed to measure global developed and emerging market equity performance. The index covers 49 developed and emerging market countries. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Barclays Capital High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included.

2	The S&P 500 Index is an unmanaged Index generally considered representative of the U.S. Stock Market.

Average Annual Total Return on Common Share Net Asset Value*
For periods ended 6/30/09

	Six-Month	1-Year
JGV	25.70%	-4.54%
Comparative Benchmark[1]	9.35%	-22.99%
S&P 500 Index[2]	3.16%	-26.21%

For the six-month period ended June 30, 2009, the total return on net asset value of the Fund significantly outperformed its comparative benchmark and the S&P 500 Index.

The portfolio’s long holdings in the materials, energy and health care sectors were the largest contributors to outperformance over the period. Its materials sector holdings continued to be significantly overweight versus the benchmark. Convertible preferred equity Lucent Technologies Capital Trust, 7.75%, 03/15/2017 was the Fund’s top contributor to performance. Other positive contributors to performance were the equities of protein provider Tyson Foods Incorporated and global gold producer AngloGold Ashanti Limited. Convertible bonds, which as an asset class were punished in 2008 primarily due to overselling by hedge funds forced to raise capital, rebounded strongly in the first half of 2009. The Fund’s convertible bond positive performance for the period was paced by its holding in Delta Petroleum Corporation.

Individual security performance within the Fund’s short equity positions was mixed, but overall, these positions contributed positively to the Fund’s results. The group’s return was led by a sharp decline in global health care company Abbott Laboratories’ share price in late February. This position was terminated prior to the end of the period.

While most of the Fund’s positions in the financial sector provided positive performance, especially those in emerging markets, the portfolio was relatively underweight in this area versus its benchmark. This produced some modest drag on relative portfolio returns since this sector outperformed the benchmark during the period.

The Fund’s worst performer for the six months was a convertible bond holding in MagIndustries. Other underperformers included equity positions in Japanese telecommunications provider Nippon Telegraph & Telephone, gold producer Barrick Gold (the world’s largest gold company in terms of market capitalization, annual production and reserves), and hog producer/pork processor Smithfield Foods Incorporated.

Corporate bonds represented the largest fixed-income holdings, and performance of individual bonds over the period was evenly mixed.

Nuveen Investments	5

Distribution and
Share Price Information

The following information regarding your Fund’s distributions is current as of June 30, 2009, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund maintained its quarterly distribution to shareholders over the six month reporting period. Some of the factors affecting the amount and composition of these distributions are summarized below.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distribution provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS

6	Nuveen Investments

Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund’s distributions and total return performance for the six months ended June 30, 2009. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

As of 6/30/09	JGV
Inception date	7/24/06
Six months ended June 30, 2009:
Per share distribution:
From net investment income	0.31
From realized capital gains	0.20
Tax return of capital	0.02

Total per share distribution	0.53

Distribution rate on NAV	3.31%

Annualized total returns:
Excluding retained gain tax credit/refund[3]:
Six month (Cumulative) on NAV	25.70%
1-Year on NAV	-4.54%
Since inception on NAV	3.27%

Including retained gain tax credit/refund[3]:
Six month (Cumulative) on NAV	25.70%
1-Year on NAV	-4.54%
Since inception on NAV	3.62%

3	The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax year ended December 31, 2008.

Common Share Repurchases and Share Price Information

The Fund’s Board of Trustees approved an open-market share repurchase program on July 30, 2008, under which the Fund may repurchase an aggregate of up to 10% of its outstanding common shares. As of June 30, 2009, the Fund has cumulatively repurchased 178,500 common shares, representing approximately 0.9% of its common shares outstanding. During the six-month reporting period, common shares were repurchased at a weighted average discount per share of 20.22% and a weighted average purchase price of $11.12.

As of June 30, 2009, the Fund’s share price was trading at a -11.82% discount to its NAV, compared with an average discount of -14.96% for the entire six-month period.

Nuveen Investments	7

JGV Performance OVERVIEW	Nuveen Global Value Opportunities Fund
June 30, 2009

Fund Snapshot
Share Price	$14.10

Net Asset Value	$15.99

Premium/(Discount) to NAV	-11.82%

Current Distribution Rate[1]	7.55%

Net Assets ($000)	$306,551

Countries
(as a % of total investments)[2]
United States	51.0%

Canada	11.6%

United Kingdom	7.6%

South Africa	3.8%

Japan	3.4%

France	3.0%

Australia	2.8%

South Korea	2.7%

Netherlands	2.4%

Brazil	2.0%

Thailand	1.8%

Italy	1.3%

Sweden	1.2%

Russia	0.8%

Other	4.6%

Industries
(as a % of total investments)[2]
Metals & Mining	20.1%

Oil, Gas & Consumable Fuels	14.3%

Food Products	6.2%

Diversified Telecommunication Services	5.6%

Communications Equipment	5.3%

Pharmaceuticals	5.2%

Electric Utilities	5.1%

Energy Equipment & Services	3.6%

Residentials	3.2%

Commercial Banks	2.2%

Internet Software & Services	1.8%

Multi-Utilities	1.7%

Software	1.7%

Hotels, Restaurants & Leisure	1.6%

Airlines	1.6%

Short-Term Investments	6.8%

Other	14.0%

Average Annual Total Return
(Inception 7/24/06)
	On Share Price	On NAV
6-month (Cumulative)	23.66%	25.70%

1-Year	-11.80%	-4.54%

Since Inception	-1.65%	3.27%

Average Annual Total Return[4]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
6-month (Cumulative)	23.66%	25.70%

1-Year	-11.80%	-4.54%

Since Inception	-1.28%	3.62%

Portfolio Allocation (as a % of total investments)2

2008-2009 Distributions Per Share3

Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.
2	Excluding common stocks sold short and call options written.
3	The Fund paid shareholders a long-term capital gain distribution in December 2008 of $0.4163 per share.
4	As previously explained in the Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax year ended December 31, 2008.

8	Nuveen Investments

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on May 6, 2009; at this meeting the shareholders were asked to vote on the election of Board Members.

JGV
Approval of the Board Members was reached as follows:	Common Shares
Robert P. Bremner
For	14,813,879
Withhold	426,119

Total	15,239,998

Jack B. Evans
For	14,811,830
Withhold	428,168

Total	15,239,998

William J. Schneider
For	14,815,134
Withhold	424,864

Total	15,239,998

Nuveen Investments	9

JGV	Nuveen Global Value Opportunities Fund Portfolio of INVESTMENTS
June 30, 2009 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 68.5%

	Aerospace & Defense – 1.4%

92,800	Thales S.A., (2)	$4,166,152

	Capital Markets – 1.3%

1,218,027	Endeavor Financial Corporation, Corporate Shares S, (2)	1,466,052
195,615	UBS AG, (2), (6)	2,388,459

	Total Capital Markets	3,854,511

	Commercial Banks – 2.2%

719,500	Bangkok Bank Public Company Limited	2,354,607
46,000	Bangkok Bank Public Company Limited	145,107
90,603	Bank Hapoalim BM, (2)	240,137
112,100	Bank Leumi le-Israel B.M, (2)	294,176
14,910	ICICI Bank Limited, ADR	439,845
12,095,500	Krung Thai Bank Public Company Limited	3,177,421
370,000	Metropolitan Bank & Trust Company	241,202

	Total Commercial Banks	6,892,495

	Communications Equipment – 1.2%

371,600	LM Ericsson Telefonaktiebolaget (6)	3,634,248

	Construction Materials – 0.1%

70,000	Akcansa Cimento A.S, (2)	156,849
9,776	Cemex SAB de CV, Sponsored ADR, (2)	91,308

	Total Construction Materials	248,157

	Diversified Telecommunication Services – 5.3%

28,086	China Unicom Limited, ADR	374,667
6,863	Chunghwa Telecom Co., Ltd, (2)	136,093
217,000	Deutsche Telekom AG (6)	2,560,600
142,979	KT Corporation, Sponsored ADR	2,053,178
348,000	Nippon Telegraph and Telephone Corporation, ADR (6)	7,081,800
81,778	Telecom Egypt SAE	229,952
4,000,000	Telecom Italia S.p.A.	3,940,424

	Total Diversified Telecommunication Services	16,376,714

	Electric Utilities – 5.2%

368,050	Centrais Electricas Brasileiras S.A., ADR Pref., (2)	4,806,733
20,000	Centrais Electricas Brasileiras S.A., ADR, (2)	291,600
34,500	Electricite de France S.A	1,684,561
516,300	Korea Electric Power Corporation, Sponsored ADR, (2)	5,937,450
85,000	Progress Energy, Inc.	3,215,550

	Total Electric Utilities	15,935,894

	Electronic Equipment & Instruments – 0.9%

86,000	Tech Data Corporation, (2), (6)	2,813,060

	Energy Equipment & Services – 2.6%

501,000	BJ Services Company (6)	6,828,630
20,000	Technip SA, (2)	986,199

	Total Energy Equipment & Services	7,814,829

	Food Products – 6.4%

53,625	Cresud S.A., ADR	505,684
347,525	Gruma S.A.B de C.V, (2)	356,280
20,550	Industrias Bachoco S.A.B. de C.V., ADR	437,715
542,000	Smithfield Foods, Inc., (2), (6)	7,571,740
822,000	Tyson Foods, Inc., Class A (6)	10,365,420
1,702,000	Universal Robina Corporation	247,226
2,040	Wimm-Bill-Dann Foods OJSC, (2)	112,098

	Total Food Products	19,596,163

10	Nuveen Investments

Shares	Description (1)	Value
	Health Care Providers & Services – 0.6%

125,000	Health Net Inc., (2), (6)	$1,943,750

	Household Durables – 0.1%

322,201	Turk Sise ve Cam Fabrikalari SA, (2)	260,807

	Household Products–0.4%

56,000	KAO Corporation	1,218,581

	Independent Power Producers & Energy Traders – 0.1%

2,225,000	Energy Development Corporation	181,975
9,825	Huaneng Power International Inc., Sponsored ADR	275,788

	Total Independent Power Producers & Energy Traders	457,763

	Insurance – 0.6%

62,800	Loews Corporation (6)	1,720,720

	Internet Software & Services–1.9%

337,000	eBay Inc., (2), (6)	5,772,810

	Marine – 0.3%

82,000	Stolt-Nielsen S.A.	890,415

	Media – 0.8%

125,000	Scholastic Corporation (6)	2,473,750

	Metals & Mining – 15.2%

199,800	AngloGold Ashanti Limited, Sponsored ADR (6)	7,318,674
236,500	Barrick Gold Corporation (6)	7,934,575
520,285	Crystallex International Corporation, (2)	114,463
15,453	First Uranium Corporation, (2)	54,205
131,200	Geovic Mining Corporation, (2)	67,678
358,534	Gold Fields Limited Sponsored ADR (6)	4,320,335
7,200	Impala Platinum Holdings Limited, Sponsored ADR	159,192
4,550	Impala Platinum Holdings Limited	100,680
263,603	Ivanhoe Mines Ltd., (2), (6)	1,476,177
3,146,732	Lihir Gold Limited, (2)	7,366,786
1,862,500	Minara Resources Limited, (2)	1,240,928
127,000	Mineral Deposits Limited, (2)	63,293
239,700	Newmont Mining Corporation (6)	9,796,539
1,541,599	NovaGold Resources Inc., (2)	6,598,044
4,400	Silver Standard Resources, Inc., (2)	82,500

	Total Metals & Mining	46,694,069

	Multi-Utilities – 1.8%

78,000	Ameren Corporation	1,941,420
332,000	PNM Resources Inc.	3,555,720

	Total Multi-Utilities	5,497,140

	Oil, Gas & Consumable Fuels – 11.3%

230,900	Arch Coal Inc.	3,548,933
209,000	BP PLC, Sponsored ADR (6)	9,965,120
270,559	Cameco Corporation (6)	6,926,310
35,000	Chevron Corporation (6)	2,318,750
121,100	Gazprom OAO, (2)	2,459,087
79,262	Petrobras Energia Participaciones S.A., ADR	470,816
2,845	PetroChina Company Limited, Sponsored ADR	314,316
274,000	PetroChina Company Limited	302,787
17,425	Petroleo Brasileiro, Sponsored ADR	581,298
8,400	Royal Dutch Shell PLC, Class A, ADR, (6)	421,596
142,000	Royal Dutch Shell PLC, Class B, Sponsored ADR (6)	7,222,120
4,528	S-Oil Corporation	201,700

	Total Oil, Gas & Consumable Fuels	34,732,833

	Paper & Forest Products – 0.1%

73,200	Mondi Plc	249,692
15,955	Mondi Plc	70,274

	Total Paper & Forest Products	319,966

Nuveen Investments	11

JGV	Nuveen Global Value Opportunities Fund (continued) Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)				Value
	Pharmaceuticals – 5.3%

174,500	AstraZeneca PLC, Sponsored ADR (6)				$7,702,430
38,781	Doctor Reddy’s Laboratories Limited, Sponsored ADR				657,338
325,000	Pfizer Inc. (6)				4,875,000
90,200	Sanofi-Aventis, Sponsored ADR (6)				2,659,998
1,196,000	United Laboratories International Holdings Ltd				468,509

	Total Pharmaceuticals				16,363,275

	Real Estate Management & Development – 0.0%

25,075	IRSA Inversiones y Representaciones S.A, (2) GDR				120,109

	Software – 1.7%

221,000	Microsoft Corporation (6)				5,253,170

	Specialty Retail – 0.4%

57,000	Lowe’s Companies, Inc. (6)				1,106,370

	Trading Companies & Distributors – 0.7%

189,000	Mitsui & Company Limited				2,239,589

	Water Utilities – 0.2%

16,200	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR, (2)				485,838

	Wireless Telecommunication Services – 0.4%

14,500	NII Holdings Inc., Class B, (2)				276,515
6,850	SK Telecom Company Limited, ADR				103,778
700	SK Telecom Company Limited				95,420
46,992	TIM Participacoes S.A., ADR				83,456
17,259	Turkcell Iletisim Hizmetleri A.S., ADR				239,210
51,600	Turkcell Iletisim Hizmetleri SA				285,280
4,977	Vivo Participacoes S.A., ADR				92,325

	Total Wireless Telecommunication Services				1,175,984

	Total Common Stocks (cost $251,103,593)				210,059,162

Shares	Description (1)	Coupon		Ratings (3)	Value
	Convertible Preferred Securities – 4.2%

	Communications Equipment – 4.2%

21,358	Lucent Technologies Capital Trust I	7.750%		B3	$13,028,380

	Total Convertible Preferred Securities (cost $22,014,415)				13,028,380

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Mortgage-Backed Securities – 3.3%

	Residentials – 3.3%

$166	Fannie Mae Mortgage Pool 100195, (8)	4.79%	8/20/22	AAA	$164,385
181	Fannie Mae Mortgage Pool 357922	3.39%	3/01/34	AAA	185,678
24	Fannie Mae Mortgage Pool 708743	3.81%	6/01/33	AAA	24,235
61	Fannie Mae Mortgage Pool 713939	3.28%	4/01/33	AAA	62,575
641	Fannie Mae Mortgage Pool 816594	4.91%	2/01/35	AAA	658,898
22,939	Fannie Mae Mortgage Pool Strips 345-17 (I/O)	4.50%	5/01/20	AAA	2,269,934
658	Fannie Mae, Collateralized Mortgage Obligations, Series 2004-75, Class KI (I/O)	4.50%	3/25/18	AAA	34,206
1,378	Fannie Mae, Collateralized Mortgage Obligations, Series 2004-86, Class KI (I/O)	4.50%	5/25/19	AAA	103,386
3,462	Fannie Mae, Collateralized Mortgage Obligations, Series 2005-69, Class PI (I/O)	4.50%	8/25/25	AAA	276,459
2,476	Federal Home Loan Collateralized Mortgage, Series 2595 (I/O)	5.00%	6/15/21	AAA	155,987
1,453	Federal Home Loan Mortgage Corporation, Collateralized Mortgage Obligation, Pool 780184	4.52%	1/01/33	AAA	1,479,080

12	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Residentials (continued)

$96	Federal Home Loan Mortgage Corporation, Collateralized Mortgage Obligation, Pool 780284	3.81%	2/01/33	AAA	$96,520
2,446	Federal Home Loan Mortgage Corporation, Mortgage Pool 2640 (I/O)	4.50%	8/15/17	AAA	99,598
805	Federal Home Loan Mortgage Corporation, Mortgage Pool 2890, Class IA (I/O)	4.50%	3/15/18	AAA	45,638
740	Federal Home Loan Mortgage Corporation, Mortgage Pool 2890,, Class KI (I/O)	4.50%	2/15/19	AAA	54,110
1,450	Federal Home Loan Mortgage Corporation, Mortgage Pool, FHR 2627 BI (I/O)	5.00%	8/15/25	AAA	20,223
1,107	Federal Home Loan Mortgage Corporation, Mortgage Pool, FHR 2906 EI (I/O)	4.50%	1/15/19	AAA	75,350
319	Federal Home Loan Mortgage Corporation, Mortgage Pool, Series 2626 JI (I/O)	4.50%	5/15/18	AAA	30,902
67	Federal Home Loan Mortgage Corporation, Pool 789045	2.99%	2/01/32	AAA	68,041
645	Freddie Mac Mortgage Pool 2479	6.00%	5/15/31	AAA	651,244
3,451	GNMA Mortgage Pool 081832	5.00%	1/20/37	AAA	3,536,768

44,565	Total Residentials				10,093,217

$44,565	Total Mortgage-Backed Securities (cost $12,582,746)				10,093,217

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 7.7%

	Airlines – 1.6%

$5,175	JetBlue Airways Corporation	3.750%	3/15/35	CCC	$4,980,938

	Auto Components – 0.4%

1,463	Magna International Inc., Class A	6.500%	3/31/10	N/R	1,273,451

	Health Care Providers & Services – 1.0%

4,169	Omnicare, Inc.	3.250%	12/15/35	B+	2,907,878

	Machinery – 0.1%

500	Tata Motors Limited, ADR	0.000%	7/12/12	B+	421,763

	Metals & Mining – 1.8%

3,650	Coeur d’Alene Mines Corporation, Convertible Bond	1.250%	1/15/24	CCC–	3,202,875
4,480	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	2,284,800

8,130	Total Metals & Mining				5,487,675

	Oil, Gas & Consumable Fuels – 1.8%

280	Dana Gas, Convertible Bond (7)	7.500%	10/31/12	N/R	214,714
7,500	Delta Petroleum Corporation, Convertible Bond	3.750%	5/01/37	CC	4,762,500
700	Magnolia Finance, Convertible to MOL Hungarian Oil & Gas	0.000%	3/20/49	B+	461,046

8,480	Total Oil, Gas & Consumable Fuels				5,438,260

	Wireless Telecommunication Services – 1.0%

4,104	NII Holdings Inc.	3.125%	6/15/12	N/R	3,175,469

$32,021	Total Convertible Bonds (cost $21,727,821)				23,685,434

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 10.5%

	Automobiles – 0.2%

$585	Toyota Motor Credit Corporation	0.000%	3/28/38	AA+	$582,075

	Capital Markets – 0.2%

3,979	Lehman Brothers Holdings Inc., Trust 00650 (4)	3.240%	7/26/21	N/R	606,798

	Diversified Telecommunication Services – 0.4%

1,281	Telecom Italia Capital	4.875%	10/01/10	BBB	1,294,372

	Electrical Equipment – 0.1%

322	UCAR Finance Inc.	10.250%	2/15/12	Ba3	305,900

	Energy Equipment & Services – 1.1%

3,876	Calfrac Holdings LP, 144A	7.750%	2/15/15	B+	3,352,740

	Hotels, Restaurants & Leisure – 1.7%

3,210	Punch Taverns Corporation, Convertible Bonds	5.000%	12/14/10	N/R	5,112,539

Nuveen Investments	13

JGV	Nuveen Global Value Opportunities Fund (continued) Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Media – 0.6%

$2,360	Scholastic Corporation	5.000%	4/15/13	BB–	$1,935,200

	Metals & Mining – 2.3%

8,300	MagIndustries Corporation (7)	11.000%	12/14/12	N/R	5,540,250
2,000	Phelps Dodge Corporation	7.125%	11/01/27	Baa2	1,585,438

10,300	Total Metals & Mining				7,125,688

	Oil, Gas & Consumable Fuels – 1.6%

5,773	Delta Petroleum Corporation	7.000%	4/01/15	CC	3,146,285
2,000	Ship Finance International Limited	8.500%	12/15/13	B+	1,685,000

7,773	Total Oil, Gas & Consumable Fuels				4,831,285

	Paper & Forest Products – 0.1%

2,000	Bowater Inc. (4)	9.500%	10/15/12	Ca	310,000

	Personal Products – 0.9%

3,000	Elizabeth Arden Inc.	7.750%	1/15/14	B+	2,610,000

	Road & Rail – 0.4%

1,000	CSX Transportation, Inc.	9.750%	6/15/20	BBB–	1,166,191

	Specialty Retail – 0.9%

3,450	Office Depot Inc.	6.250%	8/15/13	B–	2,778,830

$43,136	Total Corporate Bonds (cost $38,823,453)				32,011,618

Shares	Description (1)				Value
	Warrants – 1.4%

	Capital Markets – 0.1%

609,013	Endeavor Financial Corporation				$272,267

	Metals & Mining – 1.3%

1,130,499	NovaGold Resources Inc.				3,989,418

	Total Warrants (cost $305,749)				4,261,685

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 7.0%

$21,387	Repurchase Agreement with State Street Bank, dated 6/30/09, repurchase price $21,387,360 collateralized by $21,850,000 U.S. Treasury Bills, 0.000%, due 12/10/09, value $21,819,410	0.000%	7/01/09		$21,387,360

	Total Short-Term Investments (cost $21,387,360)				21,387,360

	Total Investments (cost $367,945,137) – 102.6%				314,526,856

Shares	Description (1)				Value
	Common Stocks Sold Short – (3.7)%

	Chemicals – (0.4)%

(24,500)	Sigma-Aldrich Corporation				$(1,214,220)

	Diversified Consumer Services – (0.6)%

(8,800)	Strayer Education Inc.				(1,919,368)

	Health Care Equipment & Supplies – (0.6)%

(25,700)	C. R. Bard, Inc.				(1,913,365)

	Hotels, Restaurants & Leisure – (0.2)%

(16,500)	P.F. Changs China Bistro, Inc., (2)				(528,990)

	Internet & Catalog Retail – (0.1)%

(4,000)	Amazon.com, Inc., (2)				(334,640)

14	Nuveen Investments

Shares	Description (1)				Value
	Personal Products – (0.3)%

(12,900)	Chattem Inc., (2)				$(878,490)

	Specialty Retail – (1.5)%

(29,600)	AutoZone, Inc., (2)				(4,472,856)

	Total Common Stocks Sold Short (proceeds $10,973,910)				(11,261,929)

		Notional	Expiration	Strike
Number of Contracts	Type	Amount (5)	Date	Price	Value
	Call Options Written – (3.2)%

(1,690)	AngloGold Ashanti Limited	$(5,915,000)	1/16/10	$35.00	$(1,098,500)
(1,745)	AstraZeneca PLC	(6,980,000)	1/16/10	40.00	(1,073,175)
(1,492)	Barrick Gold Corporation	(7,460,000)	1/16/10	50.00	(104,440)
(2,505)	BJ Services Company	(3,757,500)	1/16/10	15.00	(400,800)
(1,045)	BP PLC	(5,225,000)	1/16/10	50.00	(276,925)
(1,045)	BP PLC	(6,270,000)	1/16/10	60.00	(52,250)
(1,352)	Cameco Corporation	(3,042,000)	1/16/10	22.50	(730,080)
(175)	Chevron Corporation	(1,487,500)	1/16/10	85.00	(11,375)
(175)	Chevron Corporation	(1,750,000)	1/16/10	100.00	(1,750)
(2,170)	Deutsche Telekom AG	(2,712,500)	1/16/10	12.50	(179,025)
(2,527)	eBay, Inc.	(5,054,000)	1/16/10	20.00	(232,484)
(1,624)	Gold Fields Limited	(2,030,000)	7/18/09	12.50	(60,900)
(1,250)	Health Net Inc.	(2,500,000)	1/16/10	20.00	(115,625)
(1,000)	Ivanhoe Mines Ltd.	(750,000)	1/16/10	7.50	(77,500)
(3,716)	LM Ericsson Telefonaktiebolaget	(3,716,000)	1/16/10	10.00	(445,920)
(628)	Loews Corporation	(1,884,000)	1/16/10	30.00	(102,050)
(570)	Lowe’s Companies, Inc.	(997,500)	1/16/10	17.50	(188,100)
(1,105)	Microsoft Corporation	(1,933,750)	1/16/10	17.50	(740,350)
(1,105)	Microsoft Corporation	(2,210,000)	1/16/10	20.00	(519,350)
(1,353)	Newmont Mining Corporation	(7,441,500)	1/16/10	55.00	(158,301)
(1,740)	Nippon Telegraph & Telephone Corporation	(3,915,000)	9/19/09	22.50	(82,650)
(1,740)	Nippon Telegraph & Telephone Corporation	(4,350,000)	9/19/09	25.00	(34,800)
(3,250)	Pfizer Inc.	(4,875,000)	1/16/10	15.00	(429,000)
(710)	Royal Dutch Shell PLC	(3,550,000)	7/18/09	50.00	(99,400)
(902)	Sanofi-Aventis	(2,706,000)	1/16/10	30.00	(250,305)
(625)	Scholastic Corporation	(1,406,250)	12/19/09	22.50	(104,688)
(2,710)	Smithfield Foods, Inc.	(4,742,500)	1/16/10	17.50	(331,975)
(860)	Tech Data Corporation	(2,580,000)	1/16/10	30.00	(408,500)
(4,110)	Tyson Foods, Inc.	(4,110,000)	1/16/10	10.00	(1,356,300)
(1,956)	UBS AG	(3,423,000)	1/16/10	17.50	(107,580)

(46,875)	Total Call Options Written (premiums received $9,804,247)	(108,774,000)			(9,774,098)

	Other Assets Less Liabilities – 4.3%				13,060,465

	Net Assets – 100%				$306,551,294

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(4)	This issue is under protection of the Federal Bankruptcy Court. As a result, the Adviser has concluded this issue is not likely to meet its interest payment obligations and has directed the custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.
(5)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(6)	Investment, or portion of investment, has been pledged as collateral for cover call options written.
(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
(8)	For SFAS No. 157 purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 — Fair Value measurements for more information.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
N/R	Not rated.
I/O	Interest only security.
See accompanying notes to financial statements.

Nuveen Investments	15

Statement of ASSETS & LIABILITIES
June 30, 2009 (Unaudited)

Assets
Investments, at value (cost $367,945,137)	$314,526,856
Cash denominated in foreign currencies (cost $38,835)	38,936
Deposits with brokers (at cost, which approximates value)	14,661,848
Receivables:
Dividends	116,848
Interest	1,323,314
Investments sold	2,110,972
Paydowns	2,518
Other assets	11,182

Total assets	332,792,474

Liabilities
Securities sold short, at value (proceeds $10,973,910)	11,261,929
Call options written, at value (premiums received $9,804,247)	9,774,098
Payables:
Dividends	4,762,614
Investments purchased	128,829
Accrued expenses:
Management fees	253,634
Other	60,076

Total liabilities	26,241,180

Net assets	$306,551,294

Shares outstanding	19,176,740

Net asset value per share outstanding	$15.99

Net assets consist of:

Shares, $.01 par value per share	$191,767
Paid-in surplus	373,050,166
Undistributed (Over-distribution of) net investment income	(4,381,379)
Accumulated net realized gain (loss) from investments, foreign currency and call options written	(8,634,862)
Net unrealized appreciation (depreciation) of investments, foreign currency and call options written	(53,674,398)

Net assets	$306,551,294

Authorized shares	Unlimited

See accompanying notes to financial statements.

16	Nuveen Investments

Statement of OPERATIONS
Six Months Ended June 30, 2009 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $207,149)	$3,758,572
Interest	2,836,304

Total investment income	6,594,876

Expenses
Management fees	1,333,167
Dividend expense on securities sold short	47,639
Shareholders’ servicing agent fees and expenses	181
Custodian’s fees and expenses	44,390
Trustees’ fees and expenses	4,947
Professional fees	23,846
Shareholders’ reports – printing and mailing expenses	45,054
Stock exchange listing fees	4,572
Investor relations expense	21,280
Other expenses	54,402

Total expenses before custodian fee credit	1,579,478
Custodian fee credit	(19)

Net expenses	1,579,459

Net investment income	5,015,417

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments, securities sold short and foreign currency	(20,768,079)
Call options written	19,057,683
Change in net unrealized appreciation (depreciation) of:
Investments, securities sold short and foreign currency	77,495,563
Call options written	(16,322,412)

Net realized and unrealized gain (loss)	59,462,755

Net increase (decrease) in net assets from operations	$64,478,172

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of CHANGES IN NET ASSETS
(Unaudited)

	Six Months Ended	Year Ended
	6/30/09	12/31/08
Operations
Net investment income	$5,015,417	$8,930,091
Net realized gain (loss) from:
Investments, securities sold short and foreign currency	(20,768,079)	5,352,197
Call options written	19,057,683	14,945,376
Change in net unrealized appreciation (depreciation) of:
Investments, securities sold short and foreign currency	77,495,563	(140,682,006)
Call options written	(16,322,412)	18,234,465

Net increase (decrease) in net assets from operations	64,478,172	(93,219,877)

Distributions to Shareholders
From and in excess of net investment income	(10,206,175)	–
From net investment income	–	(8,328,480)
From accumulated net realized gains	–	(28,472,755)

Increase (decrease) in net assets from distributions to shareholders	(10,206,175)	(36,801,235)

Capital Share Transactions
Cost of shares repurchased	(415,433)	(1,432,846)

Net increase (decrease) in net assets from capital share transactions	(415,433)	(1,432,846)

Net increase (decrease) in net assets	53,856,564	(131,453,958)
Net assets at the beginning of period	252,694,730	384,148,688

Net assets at the end of period	$306,551,294	$252,694,730

Undistributed (Over-distribution of) net investment income at the end of period	$(4,381,379)	$809,379

See accompanying notes to financial statements.

18	Nuveen Investments

Notes to FINANCIAL STATEMENTS (Unaudited)

1.	General Information and Significant Accounting Policies
Nuveen Global Value Opportunities Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s shares are listed on the New York Stock Exchange and trade under the ticker symbol “JGV.” The Fund was organized as a Massachusetts business trust on May 17, 2006.

The Fund seeks to provide a high level of total return primarily by investing primarily in a diversified global portfolio of equity securities, as well as corporate and governmental debt securities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Exchange traded options are valued on last price or average of the bid/ask if no trades occurred. OTC option values are modeled using market implied volatilities. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment and call option written the Board of Trustees of the Fund or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2009, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income on investments purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains. The Fund had no retained capital gains for the tax year ended December 31, 2008.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	19

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Dividends and Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2008, is reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2009, are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Over-distribution of) net investment income” as of June 30, 2009, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2009, reflect an over-distribution of net investment income.

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are included in “Net realized gain (loss) from investments, securities sold short and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency” on the Statement of Operations.

Options Transactions
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options, in an attempt to manage such risk. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in value of the options written during the reporting period are recognized as “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or upon executing a closing purchase transaction, including commission, is recognized as “Net realized gain from call options written” or, if the net premium received is less than the amount paid, as “Net realized loss from call options written” on the Statement of Operations. The Fund, as writer of a call option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The average notional balance on call options written during the six months ended June 30, 2009, was $(118,865,250). Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on call options written.

20	Nuveen Investments

Short Sales
The Fund is authorized to make short sales of securities. To secure its obligation to deliver securities sold short, the Fund has instructed the custodian to segregate assets of the Fund as collateral with an equivalent amount of the securities sold short. The collateral required is determined by reference to the market value of the short positions. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and records such amounts as “Dividend expense on securities sold short” on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are included in “Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency” on the Statement of Operations.

Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contract against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, all counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	21

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

2.	Fair Value Measurements
In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$177,517,575	$32,541,587	$–	$210,059,162
Preferred Securities *	–	13,028,380	–	13,028,380
Mortgaged-Backed Securities	–	9,928,832	164,385	10,093,217
Convertible Bonds	–	23,470,720	214,714	23,685,434
Corporate Bonds	–	26,471,368	5,540,250	32,011,618
Warrants	272,267	3,989,418	–	4,261,685
Short-Term Investments	21,387,360	–	–	21,387,360
Common Stocks Sold Short	(11,261,929)	–	–	(11,261,929)
Call Options Written	(9,774,098)	–	–	(9,774,098)

Total	$178,141,175	$109,430,305	$5,919,349	$293,490,829

*	Preferred Securities may include Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities.

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3
Investments
Balance at beginning of period	$4,374,361
Gains (losses):
Net realized gains (losses)	69
Net change in unrealized appreciation (depreciation)	1,401,869
Net purchases at cost (sales at proceeds)	155,417
Net discounts (premiums)	55,674
Net transfers in to (out of) at end of period fair value	(68,041)

Balance at end of period	$5,919,349

“Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency” presented on the Statement of Operations includes $1,402,233 of net appreciation (depreciation) related to securities classified as Level 3 at year end.

3.	Derivative Instruments and Hedging Activities
During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Fund records derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. For additional information on derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Fund as of June 30, 2009, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	–	$–	Call options written, at value	$9,774,098

22	Nuveen Investments

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2009, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written

Risk Exposure
Equity Price	$19,057,683

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written

Risk Exposure
Equity Price	$(16,322,412)

4.	Fund Shares
On July 30, 2008, the Fund’s Board of Trustees approved an open-market share repurchase program under which the Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares.

Transactions in shares were as follows:

	Six Months	Year
	Ended	Ended
	6/30/09	12/31/08
Shares repurchased	(38,300)	(140,200)

Weighted average:
Price per share repurchased	$10.83	$10.20
Discount per share repurchased	19.70%	21.07%

5.	Investment Transactions
Purchases and sales (including maturities and proceeds from securities sold short but excluding short-term investments and call options written) during the six months ended June 30, 2009, aggregated $54,650,627 and $52,875,916, respectively.

Transactions in call options written during the six months ended June 30, 2009, were as follows:

	Number of	Premiums
	Contracts	Received
Outstanding, beginning of period	62,554	$19,032,805
Call options written	47,444	9,839,479
Call options terminated in closing purchase transactions	(3,100)	(1,138,621)
Call options expired	(55,056)	(16,982,402)
Call options exercised	(4,967)	(947,014)

Outstanding, end of the period	46,875	$9,804,247

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain for tax (mark-to-market) on passive foreign investment companies, the treatment of paydown gains and losses, recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2009, the cost of investments (excluding proceeds received on securities sold short and call options written) was $368,608,327.

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding proceeds received on securities sold short and call options written) at June 30, 2009, were as follows:

Gross unrealized:
Appreciation	$22,673,320
Depreciation	(76,754,791)

Net unrealized appreciation (depreciation) of investments	$(54,081,471)

Nuveen Investments	23

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2008, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income *	$–
Undistributed net long-term capital gains	3,750,880

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2008, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income *	$27,174,888
Distributions from net long-term capital gains	9,626,347

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund elected to defer net realized losses from investments incurred from November 1, 2008 through December 31, 2008, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

Post-October currency losses	$14,728
Post-October capital losses	9,308,373

7.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components-a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily managed net assets of the Fund as follows:

Average Daily Managed Net Assets (1)	Fund-Level Fee Rate
For the first $500 million	.8000%
For the next $500 million	.7750
For the next $500 million	.7500
For the next $500 million	.7250
For Managed Assets over $2 billion	.7000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of June 30, 2009, the complex level fee rate was .1970%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB)

24	Nuveen Investments

trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Tradewinds Global Investors, LLC (“Tradewinds”), a subsidiary of Nuveen, under which Tradewinds manages the investment portfolio of the Fund. Tradewinds is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

8.	Subsequent Events
In May 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 165 (SFAS No. 165) “Subsequent Events.” SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date—that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Fund has performed an evaluation of subsequent events through August 26, 2009, which is the date the financial statements were issued.

Nuveen Investments	25

Financial HIGHLIGHTS (Unaudited)
Selected data for a Common share outstanding throughout each period:

		Investment Operations			Less Distributions
											Ending
	Beginning	Net	Net Realized/		Net						Net	Ending
	Net Asset	Investment	Unrealized		Investment		Capital	Tax Return		Offering	Asset	Market
	Value	Income(a)	Gain (Loss)(d)	Total	Income		Gains	of Capital	Total	Costs	Value	Value
Year Ended 12/31:
2009(b)	$13.15	$.26	$3.11	$3.37	$(0.53	)****	$–	$–	$(0.53)	$–	$15.99	$14.10
2008	19.85	.46	(5.26)	(4.80)	(0.43)		(1.47)	–	(1.90)	–	13.15	11.89
2007	20.41	.52	.89	1.41	(.38)		(1.59)	–	(1.97)	–	19.85	18.30
2006(c)	19.10	.16	1.64	1.80	(.26)		(.15)	(.04)	(.45)	(.04)	20.41	19.70

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	For the six months ended June 30, 2009.
(c)	For the period July 24, 2006 (commencement of operations) through December 31, 2006.
(d)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2009(b)	N/A
2008	N/A
2007	$0.19
2006(c)	N/A

26	Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets				Ratios to Average Net Assets
Total Returns			Before Credit				After Credit**
Based on	Based on				Net				Net		Portfolio
Market	Net Asset	Ending Net			Investment				Investment		Turnover
Value*	Value*	Assets (000)	Expenses†		Income†		Expenses†		Income†		Rate

23.66%	25.70%	$306,551	1.18	%***	3.75	%***	1.18	%***	3.75	%***	22%
(26.03)	(24.85)	252,695	1.14		2.63		1.12		2.65		60
2.94	6.48	384,149	1.10		2.51		1.10		2.51		76
.82	9.27	395,078	1.12	***	1.87	***	1.12	***	1.87	***	17

*
• Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

• The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Net Asset Value when these benefits are included are as follows:

		Total Returns

			Based on
	Shareholders of	Based on	Net Asset
	Record on	Market Value	Value
Year Ended 12/31:
2009(b)	N/A	23.66%	25.70%
2008	N/A	(26.03)	(24.85)
2007	December 31	3.99	7.49
2006(c)	N/A	.82	9.27

**	After custodian fee credit, where applicable.
***	Annualized.
****	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2009.
†	Each ratio includes the effect of dividend expense on securities sold short as follows:

Ratio of Dividend Expense on
Securities Sold Short to Average Net Assets
Year Ended 12/31:
2009(b)	.04	%***
2008	.03
2007	.03
2006(c)	.02	***

N/A	Not applicable for the six months ended June 30, 2009. The Fund had no retained capital gains for the tax year ended December 31, 2008, or for the period July 24, 2006 (commencement of operations) through to December 31, 2006.

See accompanying notes to financial statements.

Nuveen Investments	27

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreement between NAM and Tradewinds Global Investors, LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and the sub-advisory agreement (the “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreement are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Fund as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Fund, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization

28	Nuveen Investments

and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser’s efforts, expertise and other actions taken to address matters as they arose that impacted the Fund. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares (“ARPs”) or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM’s efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen’s continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Fund. The Board also recognized that the Sub-advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Adviser in February 2008 and 2009.

Nuveen Investments	29

Annual Investment Management
Agreement Approval Process (continued)

The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreement and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance of the Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter- and one-year periods ending December 31, 2008 and for the same periods ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by the Sub-Adviser in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Fund in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Fund.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

30	Nuveen Investments

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

Nuveen Investments	31

Annual Investment Management
Agreement Approval Process (continued)

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members further noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreement be renewed.

32	Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Nuveen Investments	33

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

34	Nuveen Investments

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments	35

Notes

36	Nuveen Investments

Notes

Nuveen Investments	37

Notes

38	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments And Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares
Repurchased

38,300

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	39

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for
our clients’ different needs.
Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $128 billion of assets on June 30, 2009.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

•	Interactive planning tools

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

ESA-H-0609D

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	(a)	(b)	(c)	(d)*
		AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS
JANUARY 1-31, 2009	0		0	1,794,800

FEBRUARY 1-28, 2009	16,600	10.48	16,600	1,778,200

MARCH 1-31, 2009	12,900	9.39	12,900	1,765,300

APRIL 1-30, 2009	0		0	1,765,300

MAY 1-31, 2009	0		0	1,765,300

JUNE 1-30, 2009	8,800	13.59	8,800	1,756,500

TOTAL	38,300

*	The registrant’s repurchase program, which authorized the repurchase of 1,935,000 shares, was announced August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global Value Opportunities Fund
By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: September 8, 2009

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: September 8, 2009

*	Print the name and title of each signing officer under his or her signature.